UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2011

UNR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-23712	02-0755762
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 East Pine Street, Suite 150, Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

(407) 210-6541
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 4.01   Changes in Registrant's Certifying Accountant.

In connection with finishing of relationship between UNR Holdings, Inc. and ZAO BDO, at the recommendation of the Audit Committee of the Board of Directors of UNR Holdings, Inc. (as used in this Current Report on Form 8-K, “we” or the “Company”) the Board of Directors initiated the search of a new independent registered public accounting firm to audit the Company's financial statements. On February 16, 2011, the Board of Directors settled to engage the accounting firm of Madsen Associates as its new independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNR HOLDINGS, INC.

By:	/s/ Alexei A. Kim
Alexei A. Kim
Chief Executive Officer

Dated:  February 18, 2011